SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2007

Covad Communications Group, Inc.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32588	77-0461529

(Commission File Number)	(IRS Employer Identification No.)

110 Rio Robles San Jose, California	95134-1813

(Address of principal executive offices)	(Zip code)
(408) 952-6400

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:	Entry into a Material Definitive Agreement.
     On December 7, 2007, the Board of Directors of the Company approved an Amended and Restated 2003 Employee Stock Purchase Plan (the “ESPP”) that suspends additional offering periods following December 31, 2007. A copy of the ESPP, as amended, is attached as Exhibit 10.1 to this report.
     The Company reserves the right, without need for additional stockholder approval, to commence one or more offering periods under the ESPP at a later date.

ITEM 9.01:	Financial Statements and Exhibits.
     (c) Exhibits

10.1	Amended and Restated 2003 Employee Stock Purchase Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 13, 2007

By:	/s/ Douglas Carlen
Douglas Carlen
Senior Vice President and General Counsel (Chief Legal Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Covad Communications Group, Inc. 2003 Employee Stock Purchase Plan